Exhibit 99.1

Advancing Pharmacy - Reforming Healthcare Jefferies & Co. 3rd Annual Healthcare Conference June 17, 2009 Timothy C. Wentworth Group President, Employer Accounts

Forward-Looking Statements This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management ("PBM") and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance" and similar expressions to identify these forward-looking statements. Medco's actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Forward-looking statements in this presentation should be evaluated together with the risks and uncertainties that affect our business, particularly those mentioned in the Risk Factors section of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission.

Who is Medco Ranked #45 on the Fortune 100* List $51.3 Billion in Revenues for 2008 60+ Million Members Largest Independent PBM Measured by Drug Spend Largest Specialty Pharmacy Largest Mail-Order Pharmacies in the World Leader in Clinical Innovation *2008 Rankings

2005 2006* 2007* 2008 Strong Relative Earnings Growth 2005 2006* 2007* 2008E** MHS 0.1705 0.1748 0.347 0.31 S&P 500 0.194 0.166 -0.188 -0.775 S&P 500 Healthcare Index 0.157 -0.022 0.095 0.099 GAAP EPS Y/Y Growth Rates MHS vs. S&P 500 Indices GAAP EPS Growth Rates 2009E GAAP EPS 0.18 MHS 15% - 20% 2009E Source: Standard & Poor's *Excludes first-quarter 2006 legal settlements charge; see reconciliation to GAAP financial tables in appendix

Innovation 5. Medco Health Solutions, Inc. People Management 10. Medco Health Solutions, Inc. Medco Tops Fortune's 2009 Most Admired Global Company List Most Admired in Health Care: Pharmacy and Other Services 1. Medco Health Solutions, Inc.

What is Driving Our Growth Strong Sales Mail-Order Prescriptions Generic Dispensing Specialty Pharmacy Medicare Business Clinical Leadership - Improving Health Outcomes at Lower Total Healthcare Cost

New-Named & Net-New Sales Performance *As of first-quarter 2009 earnings call $7.2B Annualized new-named sales Net-new sales Client retention rate $8.6B $5.4B >$7.0B 98% >96% 2008 2009* Completed over 97% of the ~$20 billion in 2009 scheduled and early elective renewals

Early View of 2010 Sales Performance *As of first-quarter 2009 earnings call Annualized new-named sales $2.0B 2010* Includes the Coventry commercial and workers compensation business win for January 1, 2010 installation

Mail-Order Script Volume and Growth Opportunity Annualized new-named sales ($ in billions) 2005 2006 2007 2008 2009E New Business 4 4.7 2.9 Mail-Order Volume 87 89 95 106 107 Mail-Order Prescription Volume (in millions) Annualized New-Named Sales and Adjusted Mail-Order Penetration 2005 2006 2007 2008 2009E New Business 3.2 3.7 1.7 7.2 8.6 2005 A 2006 2007E 2008 2009E East % Penetration Rate 0.32 0.1789 0.532 0.6451 0.089 32% 18% 53% 65% 9% *Estimated 2009 mail-order volume range as a result of economic factors Adjusted mail-order penetration rate for new business High retail volume and low mail-order penetration for new business; significant opportunity for mail-order growth

2008 2009 2010 2011 2012 2013 2014 2015 Acute Chronic/Complex 11.8 13.4 8.8 13.8 20.8 9.4 17.5 9.2 Generics Opportunity Risperdal(r) Lamictal(r) Fosamax(r) Imitrex(r) Prevacid(r) Topamax(r) Valtrex(r) Adderall XR(r) Effexor XR(r) Flomax(r) Aricept(r) Cozaar(r) Hyzaar(r) Lipitor(r) Actos(r) Levaquin(r) Plavix(r) Seroquel(r) Singulair(r) Lexapro(r) Zyprexa(r) Lovenox(r) Lidoderm(r) Source: U.S. Drug spend estimates are based on IMS Health data for 2007 and 2008. Compounded amounts prorated for mid-term expirations. Brand drug expirations based on expected patent expiration dates current as of May 2009. Changes may occur due to litigation, patent challenges, etc. $11.8 $13.4 $8.8 $13.8 $20.8 $9.4 $17.5 $9.2 Diovan(r) Aciphex(r) Nexium(r) Vytorin(r) Celebrex(r) Spiriva(r) Abilify(r) Cymbalta(r) 2008 2009 2010 2011 2012 2013 2014 2015 5.7 11.8 11.8 11.8 11.8 11.8 11.8 11.8 5.7 13.4 13.4 13.4 13.4 13.4 13.4 4.8 8.8 8.8 8.8 8.8 8.8 3.8 13.8 13.8 13.8 13.8 12 20.8 20.8 20.8 5.4 9.4 9.4 10.5 17.5 5 $5.7 $17.6 $30.1 $37.8 $59.8 $74.1 $88.5 $100.6 ($ in billions) ($ in billions) $104.7 Billion in Brand Drugs Off-Patent from 2008-2015 Off-Patent Compounding Effect (prorated) 2009 Generic Contribution of $0.11; ~65% in 2H'09

2011 2012 2013* 2014 2015 2016 2017 Acute Chronic/Complex 13.8 20.8 9.4 17.5 9.2 3.7 2.5 3.2 2.7 12.1 3.7 10.1 Biogenerics Expand Generic Opportunity ($ in billions) U.S. traditional generic off-patent opportunity $12.6 $20.2 $21.3 U.S. biogeneric off-patent opportunity $7.4 $12.6 Source: U.S. Drug spend estimates for biologics are based on IMS Health data for 2007 (if available), manufacturer reported U.S. sales or a percent of manufacturer reported worldwide annual sales of the drug. Market availability of biogenerics based on expected patent expiration dates current as of November 2008 plus two years. Changes may occur due to litigation, patent challenges, etc. *Includes all drugs with patent expirations through 2011

2006 2007 2008 2009E Acute Chronic/Complex 5437 6043 7974 9200 Strong Specialty Pharmacy Growth Accredo Net Revenues $5.4 $9.2+ $8.0 $6.0 Accredo Operating Income 2006 2007 2008 2009E 189 210 281 325 $189 $281 $325+ $210 32% 34% ($ in billions) ($ in millions) 15%+ 16%+

Retiree Solutions - Casting a Broad Net 1Q09 Medicare PDP revenues up 80.1% from 1Q08 to a record $274.7 million Over 300% growth in total retiree lives for 2009; majority are no risk, ASO contracts Expanding health plan Medicare ASO footprint increases retiree recapture capability and access to new lives Growth in health plan partner base Testament to world-class Medicare service model

Clinical Innovations - Medco Therapeutic Resource Centers(r) Medco Therapeutic Resource Centers(r) (TRCs) Full-service platform, housing specialized pharmacists to deliver superior clinical and financial outcomes for clients and members Focuses on chronic and complex conditions accounting for 96 percent of prescription and 75 percent of healthcare spending Complements the retail acute-care model, which addresses less than 4 percent of overall drug spending Milliman healthcare management consultants and actuaries reviewed and validated the clinical content and the general processes used to generate TRC performance metrics and outcomes Driving Sales, Mail Penetration, and Generic Dispensing Rates

Clinical Innovations - Personalized Medicine Pharmacogenomics ("Personalized Medicine") Leveraging the TRC platform, Medco launched two pilots using genetic tests to personalize with precision drug selection/delivery/dosing Collaboration with The Mayo Clinic for Coumadin Collaboration with LabCorp for Tamoxifen Intervention at the point of care results in reduction of overall healthcare costs New Indiana automated dispensing facility includes a world-class research center for personalized medicine

Continued Financial Strength in a Weak Economy 2009 Guidance* 2009 % Growth over 2008 2008 2008 % Growth over 2007 EPS (GAAP) $2.45-$2.55 15%-20% $2.13 31% EPS (adj. for intangible amortization) $2.67-$2.77 15%-19% $2.33 28% *As of first-quarter 2009 earnings call

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Medco's Role in Healthcare Reform Facts: When you manage drugs better, you manage the whole healthcare system better For prescription drugs, healthcare is wired today Chronic and complex diseases are responsible for 96% of drug costs and 75% of medical expenses in the U.S. For 88% of chronic and complex diseases, drugs are the first choice for medical intervention (131 out of 149) Instability of a chronic or complex patient is most often tied to deviations from accepted clinical protocol or non-compliance Deviations from protocol and non-compliance cost the system billions of dollars annually

National Healthcare Reform Agenda Provide benefits for the uninsured Support health information technology initiatives Promote the use of generics Senator Obama sponsored Personalized Medicine Act Provide a pathway for biogenerics/biosimilars Opportunity for Medco Obama Administration Healthcare Objectives

Healthcare Reform Provisions Aligned with Medco's Strategy Tax credits for unemployed workers to keep benefits through COBRA + Computerized health records in 5 years + Comparative effectiveness research + Prevention and wellness interventions Neutral Transforming healthcare system $630 billion reserve fund to finance reforms Eight principles, including guaranteeing consumer choice with the option to keep employer-based health plan + +/- Impact to Medco

Financing Reforms Replace current Medicare Advantage system with competitive bidding where payments to plans are based on average of plan's bids submitted to CMS Neutral Reduce drug prices Establish legal path for generic biologic drug approval Prohibit manufacturers from reformulating existing products to restart exclusivity period ("ever-greening") Increase Medicaid rebates from 15.1% of AMP to 22.1% Apply the additional rebates to new drug formulations Allow states to collect rebates provided through Medicaid MCO's Step up enforcement of program integrity (FWA) + + + + + Neutral Expand Medicare and Medicaid research through new demonstration and pilot projects + Improve rural health Expand community based prevention Modernize infrastructure Neutral +/- Impact to Medco

Driving the Total Value Proposition for Clients Retailers encourage clients to move into a lower market discount tier by driving scripts to retail channel Time (Years) Mail Pricing Value Total Value Retail Pricing Value Client Total Healthcare Savings High Mail Pen Low Mail Pen 3 6 0 9+ Brand pricing GDR on chronic medications Formulary compliance Dispensing cost Mail Advantage Total Customer Value Mail Pricing Advantage Added Clinical Value ILLUSTRATIVE

Brand and Generic Trend Source: New England Journal of Medicine, November 15, 2007 MAT denotes moving annual total; MAT 06/07 represents the 12 months ending in June 2007. Data are from IMS Health, National Prescription Audit Plans, National Sales Perspective, June 2007. Brand Name Generic Total Prescriptions Dispensed (%) 1999 53 47 2000 54 47 2001 53 47 2002 52 48 2003 50 51 2004 47 53 2005 43 57 2006 39 61 MAT 2006/ 2007 37 63 Drug Mix Trend (%) 1999 88 12 2000 89 11 2001 90 10 2002 89 11 2003 88 12 2004 88 12 2005 87 13 2006 85 15 MAT 2006/ 2007 84 16 Drug Spend Mix Trend (%) Total Expenditures on Prescription Drugs (%)

Reconciliation Tables Medco Health Solutions, Inc. Selected Information (Unaudited) Full Years Ended Full Years Ended Earnings Per Share Reconciliation December 29, 2007 December 30, 2006 GAAP diluted earnings per share $1.63 $1.04 Adjustment for the 2006 legal settlements charge1 - $0.17 Diluted earnings per share, excluding the legal charge $1.63 $1.21 Diluted earnings per share growth over prior year 35% 17% 1) This represents the pre-tax legal settlements charge of $162.6 million recorded in the first quarter of 2006.

Reconciliation Tables Medco Health Solutions, Inc. Selected Information (Unaudited) Full Years Ended Full Years Ended Estimated Full Year Ended December 26, 2009 Estimated Full Year Ended December 26, 2009 Earnings Per Share Guidance Reconciliation December 29, 2007 December 27, 2008 Low End High End GAAP diluted earnings per share $1.63 $2.13 $2.45 $2.55 Adjustment for the amortization of intangible assets1 $0.19 $0.20 $0.22 $0.22 Diluted earnings per share, excluding intangible amortization $1.82 $2.33 $2.67 $2.77 GAAP diluted earnings per share growth over prior year 31% 15% 20% Diluted earnings per share growth over prior year, excluding intangible amortization 28% 15% 19% 1) This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company.